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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 15, 2001

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                Date of Report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.

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             (Exact name of registrant as specified in its charter)

             Delaware                    0-28081                13-4064492
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(State or other jurisdiction of   (Commission File No.)        IRS Employer
          incorporation)                                    Identification No.)



             805 Third Avenue, 14th Floor, New York, New York 10022
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              (Address of principal executive offices and zip code)


                                 (212) 308-3572

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              (Registrant's telephone number, including area code)


                                       N/A

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          (Former name or former address, if changed since last report)


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Forward Looking Statements

         When used in this Current Report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "projected", "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to the history of losses of Constellation 3D, Inc. ("C3D"), C3D's need to raise additional capital to sustain operations, unstable economic and political conditions in Israel, Russia, and the Ukraine - countries in which C3D conducts its operations, C3D's ability to attract and retain employees, protection of technology and intellectual property rights, and intense competition, which are discussed in "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the notes to consolidated financial statements included in C3D's Annual Report on Form 10-K. Such factors could affect C3D's financial performance and could cause C3D's actual results for future periods to differ materially from any opinions or statements expressed with undue reliance on any such forward-looking statements, which speak only as of the date made.

Item 5.  Other Events.

On November 17, 2001, Constellation 3D, Inc., a Delaware corporation ("C3D"), developer of Fluorescent Multilayer Disc (FMD) and Card (FMC) technologies, entered into financing arrangements with Constellation 3D Technology Ltd. ("Tech") and TIC Target Invest Consulting, LLC ("TIC") for the investment of up to $20 million into C3D, $15 million of which, subject to certain closing conditions, is required to be funded by approximately December 31, 2001. TIC is an international technology investor registered in St. Kitts & Nevis with offices at Churer Strasse 35, CH-9470 Buchs, SG, Switzerland that focuses on long term capital investments. TIC's managing member is Mr. Andre Khayyam .

The C3D Financing Arrangement

As of November 17, 2001, C3D entered into a loan agreement (the "Company Loan Agreement") and an option agreement (the "Option Agreement") with Tech, Tech entered into a loan agreement (the "TIC Loan Agreement") and security agreement (the "Security Agreement") with TIC, and C3D, Tech and TIC entered into Assignment Agreement (the "Assignment Agreement") and a Security Holders Agreement (the "Security Holders Agreement").

Pursuant to the Company Loan Agreement and the Option Agreement, Tech is required to loan C3D (the "Company Loan") $15 million by approximately December 31, 2001, subject to certain conditions including the funding of the TIC Loan (described below). Tech also has the right to lend C3D up to an additional $5 million at any time on or prior to November 16, 2002. The Note (the "Note") issued pursuant to the Company Loan Agreement will bear interest at a rate of 8% per annum, which interest compounds annually and is payable upon the conversion or maturity of the Note. To secure its performance under the Company Loan Agreement, C3D has agreed to give Tech a $1,250,000 security deposit for a period of eighteen months.

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Pursuant to the Option Agreement, on November 19, 2002 the unpaid principal and accrued interest amount of the Note shall automatically be converted into shares of C3D common stock at a conversion rate of $0.646 per share (the "Note Conversion Rate"). If Tech assigns the Option Agreement to TIC or another party, the holder of the Note shall, from the 45th business day after the initial funding under the Company Loan Agreement, have the right to, and, as of November 19, 2002, be required to convert the unpaid principal and interest amount of the
Note into shares of C3D common stock at the Note Conversion Rate.

C3D projects that, in connection with a $15 million loan under the Company Loan Agreement, it will receive proceeds of approximately $13.7 million, net of investment banking, legal and other fees and expenses.

Pursuant to the TIC Loan Agreement, TIC is required to loan Tech $15 million by approximately December 31, 2001, subject to certain conditions (the "TIC Loan"). TIC also has the right to lend Tech up to an additional $5 million at any time on or prior to November 16, 2002, which funds are required to be used to further fund the Company Loan. The TIC Loan will bear interest at a rate of 8% per annum, which interest compounds annually and is payable upon the maturity of the TIC Loan on October 1, 2006. To secure the performance of its obligations under the TIC Loan, Tech has granted TIC a security interest in the Company Loan Agreement, the Note and the Option Agreement.

In order to further induce TIC to enter into the TIC Loan Agreement, Tech assigned to TIC all of its beneficial interests in C3D, 26,089,283 shares of common stock of C3D (the "Designated Securities"), to the Assignment Agreement. The Assignment Agreement provides that TIC may not sell, assign or otherwise transfer ownership of such Designated Securities to anyone other than Tech but may make economic use of the Designated Securities. In addition, pursuant to the Assignment Agreement, TIC granted Tech an irrevocable proxy to vote the Designated Securities in Tech's discretion.

The Assignment Agreement further provides that TIC shall, after January 18, 2002, have the right to, and, as of November 18, 2002, have the obligation to transfer the Designated Securities back to Tech (the "Reassignment"). If and when the Designated Securities are transferred by TIC to Tech: (i) Tech shall transfer and assign to TIC the Company Loan and all related agreements, rights, benefits, obligations, liabilities and indemnities of Tech (including, without limitation, the Note) and the Option Agreement; and (ii) the TIC Loan shall be cancelled and Tech shall be released from all liabilities under the Note.

If TIC fails to assign the Designated Securities back to Tech, the Assignment Agreement provides that the TIC Loan shall be cancelled and TIC will pay Tech a cash sum that approximates, as of November 18, 2002, the market value of the number of shares that constitutes the difference between the: (i) the Designated Securities ; and (ii) the shares then issuable upon conversion of the Note.

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In connection with the TIC Loan Agreement, C3D granted TIC certain registration rights with respect to the Designated Securities and shares issuable upon conversion of the Note.

The Security Holders Agreement contains a number of agreements between C3D, Tech and TIC relating to the future governance of C3D, the future sale of C3D common stock and certain corporate actions of C3D.

With respect to corporate governance, Tech agreed to vote all of its capital stock of C3D and C3D agreed to take all such action as may be necessary to: (i) maintain seven directors on C3D's Board of Directors; and (ii) elect and appoint two representatives designated by TIC to the C3D Board of Directors. Similarly, TIC agreed to vote all of its capital stock of C3D and C3D agreed to take all such action as may be necessary to: elect and appoint two representatives designated by Tech to the C3D Board of Directors. With respect to future sales of common stock, TIC and Tech granted each other co-sale rights with respect to certain transfers of C3D common stock.

With respect to corporate actions, until the first anniversary of the conversion of the Note pursuant to the Option Agreement, C3D has agreed not to, without the prior consent of a majority of the independent directors of C3D, undertake the following:

     o    issue any series of preferred stock;

     o sell, transfer, assign, lease, convey or liquidate or otherwise dispose of encumber all or substantially all of its assets;

     o    consolidate or merge with or into any other person;

     o    redeem or repurchase any shares of common stock;

     o invest in any person not engaged in a business related to the business of C3D;

     o issue any shares of common stock or capital stock at a price less than 80% of its market price; or

     o enter into any transaction with an affiliate on non-arms length terms and conditions.

The Security Holders Agreement defines an independent director to be a director who is neither an employee or officer of C3D, affiliate or director of TIC or Tech, nor a stockholder of TIC or Tech.

The Security Holders Agreement provides that the co-sale rights and the voting rights shall terminate when either TIC or Tech beneficially own less than 10% of the outstanding common stock of C3D. The Security Holders Agreement further provides

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that the entire agreement shall terminate on the later to occur of: (i) November
18, 2002; and (ii) the date TIC and its affiliates own less than 10% of the outstanding common stock of C3D.

Historically, Tech has had voting control of C3D. Tech has generally had the ability to direct the election of all of our directors and, directly or indirectly, generally direct C3D's affairs. If TIC either: (i) acquires the Note and converts it into common stock; or fails to assign the Designated Shares back to Tech by November 18, 2002, Tech shall cease to own an absolute majority of the outstanding common stock of C3D. Accordingly, C3D may undergo a change in control and a new person or group of persons may be able to, directly or indirectly, direct the election of a majority of C3D's directors and direct the affairs of C3D.

Assuming (i) TIC elects to advance the maximum principal amount (i.e., $20,000,000) on December 1, 2001, (ii) no amounts are required to be withheld under the Note for federal income tax purposes and (iii) interest accrues thereon from December 1, 2001 until November 19, 2002, approximately $1,551,781 of interest would accrue and be payable on the Note on November 19, 2002. Assuming the conversion of the Note on November 17, 2002, TIC would be the beneficial owner of 33,361,890 shares of common stock (the "Conversion Shares"), which, based on calculations made in accordance with Rule 13-3(d) of the Act and there being 83,551,714 shares of common stock issued and outstanding (including, as outstanding for purposes of determining such number of issued and outstanding shares, the Conversion Shares), represents approximately 39.9% of the outstanding shares of common stock.

The Amended Restructuring Agreement with Sands Brothers

In anticipation of securing the Company Loan, on November 15, 2001 C3D entered into an amended restructuring agreement with Sands Brothers Venture Capital LLC ("Sands"), that will amend the terms of $4,000,000 in principal amount of 10% convertible debentures held by Sands, if and only if, C3D secures an investment of $15 million pursuant to the Company Loan. If the Company Loan is funded and the convertible debentures are amended, the amended restructuring agreement provides that C3D shall apply the following to retire principal and interest of the 10% convertible debenture: (i) $2 million of the Company Loan proceeds; (ii) 50% of the gross proceeds received from any investor other than Tech or TIC or a government grant; and (iii) 100% of the gross proceeds received from any investor introduced to C3D by Sands. Assuming the convertible debentures are amended, all balances unpaid after giving effect to the foregoing retirement provisions shall be due and payable on September 24, 2003.

Agreements with Trade Creditors

In addition, Latham & Watkins, one of C3D's trade creditors, accepted 150,877 shares of common stock in full satisfaction of the obligations owed to them through November 19, 2001. C3D also entered into a Securities Purchase Agreement with

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another trade creditor, Blank Rome Comisky & McCauley, in full satisfaction of the obligations owed to them through November 19, 2001. In connection with that Securities Purchase Agreement, C3D issued a warrant to purchase 717,525 shares of C3D's common stock, which warrant may be exercised in whole or in part, has an exercise price of $0.001 per share and may be exercised until November 19, 2011.

Termination of the Gleneagle Purchase Agreement

On August 13, 2001 C3D entered into a common stock purchase agreement (the "Purchase Agreement") with Gleneagles Fund Company ("Gleneagles") as amended on August 16, 2001. Pursuant to the Purchase Agreement, C3D sold 714,286 shares of common stock ("Initial Shares") to Gleneagles for the aggregate purchase price of $1,000,000 and granted Gleneagles certain rights to sell the shares back to C3D.

As an inducement to enter into the Purchase Agreement, Gleneagles also received an Adjustment Warrant, described below, and a 5-year warrant to purchase 52,000 shares of C3D common stock at an exercise price of $3.31896 per share.

The Adjustment Warrant, as amended November 15, 2001, provides for the purchase of shares of common stock at an exercise price of $0.00 per share. Pursuant to the terms of the Adjustment Warrant, from August 16, 2001 until approximately 20 trading days after December 15, 2001, Gleneagles has the right to exercise the Adjustment Warrant, from time to time, to purchase common stock at a six percent discount to the daily weighted volume average price of the common stock (the "Adjustment Shares"). Gleneagles may exercise the Adjustment Warrant so long as the then market value of the aggregate dollar amount of the common stock purchased does not exceed $1,000,000. Notwithstanding the foregoing, Gleneagles may not acquire more than 8,485,714 shares of common stock though the exercise of the Adjustment Warrant. As of the date of this Form 8-K, Gleneagles has definitively priced 200,000 shares at $.7533 per share.

The Adjustment Warrant provides that if 3D fails to have a registration statement covering the sale of the Adjustment Shares declared effective by December 15, 2001, Gleneagles may require C3D to repurchase the Adjustment Shares at a price equal to the greater of (i) 115% of the daily volume weighted average price on the day prior to the date the notice is delivered and (ii) 115% of the average of the daily volume weighted average prices for each trading day of the Pricing Period.

On November 15, 2001, C3D entered into an agreement to terminate the Purchase Agreement with Gleneagles. Pursuant to the terms of the termination agreement, Gleneagles shall retain the 714,286 shares of common stock comprising the Initial Shares, the warrant to purchase 52,000 shares of common stock, an amended Adjustment Warrant, and certain registration rights with respect to the Initial Shares and the shares underlying the warrants.

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All references to and descriptions of agreements set forth in this Item 5 are qualified in their entirety by references to copies of such agreements, which have been filed as exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements

                Not applicable.

         (b) Pro-forma Financial Information

                Not applicable.

         (c) Exhibits

Exhibit
Number                             Description
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4.1(1)   Loan Agreement, dated as of November 17, 2001, by and between TIC
         Target Invest Consulting, LLC and Constellation 3D Technology Limited.

4.2 Loan Agreement, dated as of November 17, 2001, by and between Constellation 3D Technology Limited and Constellation 3D, Inc.

4.3 Assignment Agreement, dated as of November 17, 2001, by and among Constellation 3D Technology Limited, TIC Target Invest Consulting, LLC and Constellation 3D, Inc.

4.4 Option Agreement, dated as of November 17, 2001, by and between Constellation 3D Technology Limited and Constellation 3D, Inc.

4.5 Security Holders Agreement, dated as of November 17, 2001, by and among Constellation 3D, Inc., TIC Target Invest Consulting, LLC and Constellation 3D Technology Limited.

4.6 Registration Rights Agreement, dated as of November 17, 2001, by and between Constellation 3D, Inc. and TIC Target Invest Consulting, LLC.

4.7 Amended Restructuring Agreement, dated as of November 15, 2001, by and between Constellation 3D, Inc. and Sands Brothers Venture Capital, LLC.

4.8 Securities Purchase Agreement, dated as of November 19, 2001, by and between Constellation 3D, Inc. and Latham & Watkins

4.9 Securities Purchase Agreement, dated as of November 19, 2001, by and between Constellation 3D, Inc. and Blank Rome Comisky & McCauley LLP

4.10 Security Agreement, dated November 16, 2001, by and between Constellation 3D Technology Limited and TIC Target Invest Consulting LLC

4.11 Amended and Restated Common Stock Adjustment Warrant, dated November 15, 2001, and issued by Constellation 3D, Inc.

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4.12     Termination of Amended and Restated Purchase Agreement, dated
         November 15, 2001, by and between Constellation 3D, Inc. and Gleneagles Fund Company II.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONSTELLATION 3D, INC.
                                            (Registrant)



Date: November 30, 2001                     By :__________________________
                                            Name:
                                            Title:




















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                                  Exhibit Index

Exhibit

Number                                Description
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4.1      Loan Agreement, dated as of November 17, 2001, by and between TIC
         Target Invest Consulting, LLC and Constellation 3D Technology Limited.

4.2 Loan Agreement, dated as of November 17, 2001, by and between Constellation 3D Technology Limited and Constellation 3D, Inc.

4.3 Assignment Agreement, dated as of November 17, 2001, by and among Constellation 3D Technology Limited, TIC Target Invest Consulting, LLC and Constellation 3D, Inc.

4.4 Option Agreement, dated as of November 17, 2001, by and between Constellation 3D Technology Limited and Constellation 3D, Inc.

4.5 Security Holders Agreement, dated as of November 17, 2001, by and among Constellation 3D, Inc., TIC Target Invest Consulting, LLC and Constellation 3D Technology Limited.

4.6 Registration Rights Agreement, dated as of November 17, 2001, by and between Constellation 3D, Inc. and TIC Target Invest Consulting, LLC.

4.7 Amended Restructuring Agreement, dated as of November 15, 2001, by and between Constellation 3D, Inc. and Sands Brothers Venture Capital, LLC.

4.8 Securities Purchase Agreement, dated as of November 19, 2001, by and between Constellation 3D, Inc. and Latham & Watkins

4.9 Securities Purchase Agreement, dated as of November 19, 2001, by and between Constellation 3D, Inc. and Blank Rome Comisky & McCauley LLP

4.10 Security Agreement, dated November 16, 2001, by and between Constellation 3D Technology Limited and TIC Target Invest Consulting LLC

4.11 Amended and Restated Common Stock Adjustment Warrant, dated November 15, 2001, and issued by Constellation 3D, Inc.

4.12     Termination of Amended and Restated Purchase Agreement, dated
         November 15, 2001, by and between Constellation 3D, Inc. and Gleneagles Fund Company II.